UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 18, 2012

VITAL PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-127915	98-0464272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2404 Via Mariposa West, 1-A Laguna Woods, California	92637
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 306-3110

33671 Chula Vista Ave.,

Dana Point, California 92629

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On June 18, 2012, the Registrant relocated its corporate headquarter to 2404 Via Mariposa West, 1-A Laguna Woods, California USA 92637 and changed corporate phone number to (949) 306-3110.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2012	Vital Products, Inc.

By: /s/ Michael Levine Michael Levine, Chief Executive Officer